Exhibit 10.2

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

NEVADA FINANCIAL INSTITUTIONS DIVISION

LAS VEGAS, NEVADA

)
In the Matter of	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE
NEVADA SECURITY BANK	)	OF AN ORDER
RENO, NEVADA	)	TO CEASE AND DESIST
)
(INSURED STATE NONMEMBER BANK))		FDIC-09-173b
)

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST (“CONSENT AGREEMENT”) by the Federal Deposit Insurance Corporation (“FDIC”) and the Nevada Financial Institutions Division (“NFID”), it is hereby stipulated and agreed by and between a representative of the Legal Division of FDIC, the NFID, by and through its undersigned counsel, and Nevada Security Bank, Reno, Nevada (“Bank”), as follows:

1.           The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING (“NOTICE”) detailing the unsafe or unsound banking practices and violations of law alleged to have been committed by the Bank and of its right to a public hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b)(1), and 658.115 (“Nevada Revised Statutes”), and has waived those rights.

2.           The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law, hereby consents and agrees to the issuance of an ORDER TO CEASE AND DESIST (“ORDER”) by the FDIC and the NFID. The Bank further stipulates and agrees that such

ORDER will be deemed to be an order which has become final under the Act and the Nevada Revised Statutes, and that said ORDER shall become effective upon its issuance by the FDIC and the NFID, and fully enforceable by the FDIC and the NFID pursuant to the provisions of the Act and the Nevada Revised Statutes.

3.           In the event the FDIC and the NFID accepts the CONSENT AGREEMENT and issues the ORDER, it is agreed that no action to enforce said ORDER in the United States District Court will be taken by the FDIC, and no action to enforce said ORDER in State Superior Court will be taken by the NFID, unless the Bank or any institution-affiliated party, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the ORDER.

4.           The Bank hereby waives:

(a)          The receipt of a NOTICE;

(b)         All defenses in this proceeding;

(c)          A public hearing for the purpose of taking evidence on such alleged charges;

(d)         The filing of Proposed Findings of Fact and Conclusions of Law;

(e)          A recommended decision of an Administrative Law Judge; and

(f)          Exceptions and briefs with respect to such recommended decision.

Dated: June 25, 2009

FEDERAL DEPOSIT INSURANCE	NEVADA SECURITY BANK
CORPORATION, LEGAL DIVISION	RENO, NEVADA
BY:	BY:

/s/ Sondea A. Pugley, for	/s/ Edward Allison
Iván Cintrón	Edward Allison
Deputy Regional Counsel

Robert Barone

NEVADA FINANCIAL INSTITUTIONS DIVISION
BY:	Marybel Batjer

/s/ Daniel Ebihara	/s/ Joe Boudeau
Daniel Ebihara	Joe Boudeau
Senior Deputy Attorney General for Nevada Financial
Institutions Division
/s/ Keith Capurro
Keith Capurro

/s/ Ed Coppin
Ed Coppin

/s/ Harold Giomi
Harold Giomi

/s/ Jesse Haw
Jesse Haw

/s/ David A. Funk
David A. Funk

Comprising the Board of Directors of
Nevada Security Bank, Reno, Nevada